THE MED-DESIGN CORPORATION

                          REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT is made as of the __ day of December, 1998 by and among The Med-Design Corporation, a Delaware corporation (the "Company"), and Becton, Dickinson and Company (the "Stockholder").

                                   BACKGROUND

     Stockholder has been issued on the date hereof 300,000 Shares of the Company's Series A Convertible Preferred Stock (the "Preferred Stock") and the Company has agreed, on the terms hereof, to register for sale under the Securities Act of 1933 (the "1933 Act") shares of the Company's Common Stock into which the Preferred Stock is convertible (said shares of Common Stock hereafter referred to as the "Registrable Securities").

     The parties hereto, each intending to be legally bound and in exchange for the mutual covenants herein, agree as follows:

1. Piggyback Registrations.

     a. Right to Piggyback. Whenever the Company proposes to register any of its securities under the 1933 Act and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities and will include in such Piggyback Registration, subject to the allocation provisions below, all Registrable Securities with respect to which the Company has received written requests for inclusion within 20 days after the Company's mailing of such notice.

     b. Piggyback Expenses. In all Piggyback Registrations, the Company will pay the Registration Expenses related to the Registrable Securities of the Selling Stockholders, but the Selling Stockholders will pay any Underwriting Commissions related to their Registrable Securities.

     c. Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that, can be sold in such offering, at a price reasonably related to fair value, the Company will allocate the securities to be included as follows: first, the securities the Company proposes to sell on its own behalf; and second, any securities (including Registrable Securities) requested to be included in such registration, pro rata on the basis of the number of securities requested to be included in such registration.

     d. Priority on Secondary Registrations. If a Piggyback Registration is initiated as an underwritten secondary registration on behalf of holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will allocate the securities to be included as follows: first, the securities requested to be included by the holders initiating such registration; and second, any securities (including Registrable Securities) requested to be included in such registration, pro rata on the basis of the number of securities requested to be included in such registration.


     e. Selection of Underwriters. If any Piggyback Registration is underwritten, the selection of investment banker(s) and manager(s) and the other decisions regarding the underwriting arrangements for the offering will be made by the Company.

2. Holdback Agreements.

     No Stockholder shall effect any public sale or distribution of equity securities of the Company or any securities convertible into or exchangeable or exercisable for such securities during the seven days prior to and the 90 days after any underwritten Piggyback Registration has become effective (except as part of such underwritten registration).

3. Registration Procedures.

     Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 1 of this Agreement, the Company will:

     a. prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its reasonable commercial efforts to cause such registration statement to become effective;

     b. prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of 120 days;

     c. furnish to each Selling Stockholder such number of copies of such registration statement, each amendment and supplement thereto and the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     d. use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the managing underwriter(s) may reasonably request;

     e. notify each Selling Stockholder at any time when a prospectus relating thereto is required to be delivered under the 1933 Act within the period that the Company is required to keep the registration statement effective of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statement therein not misleading, and, at the request of any such seller, the Company will as promptly as reasonably possible prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statement therein not misleading;

     f. cause all such Registrable Securities to be listed or included on securities exchanges or automated trading markets on which similar securities issued by the Company are then listed or included;

     g. provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;


     h. enter into such customary agreements (including with respect to each underwritten offering, an underwriting agreement in customary form) and take such other customary actions as may be reasonably necessary to expedite or facilitate the disposition of such Registrable Securities; and

     i. obtain a "comfort" letter addressed to the Company's officers and board of directors and the underwriter(s) (with respect to an underwritten offering) from its independent public accountants in customary form and covering such matters of the type customarily covered by "comfort" letters.

4. Indemnification.

     a. The Company hereby indemnifies, to the extent permitted by law, each Stockholder, its officers and directors, and each person who controls such holder (within the meaning of the 1933 Act), against all losses, claims, damages, liabilities and expenses arising out of or resulting from any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Stockholder expressly for use therein or by any such holder's failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same.

     b. In connection with any registration statement in which a Stockholder is participating, each such Stockholder will furnish to the Company in writing such information with respect to such Stockholder as is reasonably requested by the Company for use in any such registration statement or prospectus and will indemnify, to the extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in information so furnished in writing by such holder specifically for use in preparing the registration statement. Notwithstanding the foregoing, the liability of a Stockholder under this Section 4(b) shall be limited to an amount equal to the net proceeds actually received by the Selling Stockholder from the sale of Registrable Securities covered by the registration statement

     c. Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and idemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party is not permitted to assume such defense, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled, or elects not, to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such in indemnified party and any other of such indemnified parties with respect to such claim.

5. Participation in Underwritten Registrations.

     No Stockholder may participate in any underwritten registration hereunder unless such holder (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting agreements.

     6. As to any particular Registrable Securities, such securities will cease to be Registrable Securities (i) when they have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, or (ii) on the later of the second anniversary of the date of this Agreement or the date when they become eligible for sale pursuant to Rule 144 under the 1933 Act (or any similar provision then in force).

7. Definitions.

     a. The term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, expenses and fees for listing the securities to be registered on exchanges or automated trading markets on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and of all independent certified public accountants, underwriters (other than Underwriting Commissions) and other persons retained by the Company.

     b. The term "Selling Stockholders" means registered holders of Registrable Securities who request inclusion of all or a portion of their shares of Registrable Securities in a Piggyback Registration pursuant to Section 1(a).

     c. The term "Stockholder" means a registered holder of Registrable Securities.

     d. The term "Underwriting Commissions" means all underwriting discounts or commissions relating to the sale of the Registrable Securities, but excludes any expenses reimbursed to underwriters.

8. Limitations on Subsequent Registration Rights.

     From and after the date of this Agreement, the Company may enter into an agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities for sale pursuant to any Registration Statement filed by the Company under the 1933 Act or that would add any such holder or prospective holder as a party to this Agreement.

9. Miscellaneous.

          c. Notices. Any notices required hereunder shall be deemed to be given upon the earlier of the date when received at, or the seventh day after the date when sent by certified or registered mail to, the address of the Company's corporate headquarters in the case of any notice to the Company, and until changed by notice to the Company, the address of the Stockholder on file with the Company in the case of any notice to the Stockholder.

     d. Amendments and Waivers. The provisions of this Agreement may be amended or terminate and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if approved in writing by the Stockholders that hold a majority of the Registrable Securities.

     e. Assignment; Binding Effect. This Agreement may be amended, assigned, modified or supplemented only by a written instrument duly executed by each of the parties hereto. This

Agreement will bind and inure to the benefit of the respective successors (including any successor resulting from a merger or similar reorganization), permitted assigns, heirs, and personal representatives of the parties hereto.

     f. Prior Agreements. This Agreement is the only agreement among the Company and any of the Stockholders with respect to the subject matter hereof, and any prior agreements between the Company and any of the Stockholders relating to the subject matter of this Agreement are terminated as of the date hereof and shall have no further force and effect.


     g. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement will be governed by the internal law, but not the law of conflicts, of the State of Delaware.

     h. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument and to be effective as of the date first written above. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     i. Interpretation. Unless the context of this Agreement clearly requires otherwise, (i) references to the plural include the singular, the singular the plural, the part the whole, (ii) references to one gender include all genders,
(iii) "or" has the inclusive meaning frequently identified with the phrase "and/or" and (iv) "including" has the inclusive meaning frequently identified with the phrase "but not limited to." The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

The Med-Design Corporation

By:
    --------------------------


Becton Dickinson and Company

By:
    --------------------------

State of Delaware

Office of the Secretary of State

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "THE MED-DESIGN CORPORATION", FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF DECEMBER, A.D. 1998, AT 10 O'CLOCK A. M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.


[SEAL]

/s/ Edward J. Freel

Edward J. Freel, Secretary of State

2447427    8100         AUTHENTICATION: 9459689
981479670               DATE: 12-14-98

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
               AND RIGHTS OF SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF
                           THE MED-DESIGN CORPORATION

                                   ----------

     The Med-Design Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), by its Secretary, does hereby certify that, pursuant to authority conferred upon the Board of Directors by
Article 4 of the Amended and Restated Certificate of Incorporation of the Company, which authorized the issuance of 5,000,000 shares of Preferred Stock of the Company, $.01 par value per share ("Preferred Stock"), and pursuant to the provisions of Section 151 of the Delaware General Corporation Law, as amended, the Board of Directors of the Company, by unanimous consent in writing dated December 11, 1998, has duly adopted resolutions providing for the issuance out of such Preferred Stock of up to 300,000 shares of Series A Convertible Preferred Stock, and setting forth in full the voting powers, designations, preferences and relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof, in their entirety, as follows:

     RESOLVED, that the Company is authorized to issue, out of the 5,000,000 shares of Preferred Stock of the Company authorized in Article 4 of its Certificate of Incorporation, a class of Preferred Stock of the Company to be designated as "Series A Convertible Preferred Stock," $.01 par value per share, with the following voting powers, designations, preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions thereof:

     The Preferred Stock of the Company authorized by this resolution shall be designated and known as the "Series A Convertible Preferred Stock." The number of shares of the Series A Convertible Preferred Stock authorized hereby shall be 500,000 shares.

     1. Definitions. As used herein, the following terms shall have the following definitions:

         (a) "Conversion Price" shall have the meaning set forth in Section 4(a)(i) hereof.

         (b) "Conversion Rights" shall have the meaning set forth in Section 4 hereof.

         (c) "Original Series A Issue Price" means $5.00 per share of Series A Preferred Stock (appropriately adjusted for stock splits, reverse stock splits and similar type transactions or occurrences with respect to the Series A Preferred Stock).

         (d) "Purchase Agreement" means the Preferred Stock Purchase Agreement dated the Series A Issuance Date, by and between the Corporation and Becton, Dickinson and Company (as defined therein).

         (e) "Series A Conversion Price" shall have the meaning set forth in
Section 4(a)(i) hereof.

         (f) "Series A Issuance Date" means the date on which the first share of Series A Preferred Stock is issued.

         (g) "Series A Liquidation Preference" means, as to each share of Series A Preferred Stock, the Original Series A Issue Price, plus all accrued, accumulated or declared but unpaid dividends thereon, if any, as adjusted for stock splits, reverse stock splits and similar type transactions or occurrences with respect to the Series A Preferred Stock.

         (h) "Series A Preferred Stock" means the Corporation's Series A Convertible Preferred Stock, $.01 par value per share.

     2 Dividend Provisions.

         (a) General. The holder of each share of Series A Preferred Stock shall be entitled to receive, before any dividend shall be declared and paid upon or set aside for any shares of Common Stock in any year, out of funds legally available for that purpose, dividends at such rates and upon such terms and conditions as hereinafter set forth.

         (b) Series A Preferred Stock.

     From and after the Series A Issuance Date, the holder of each share of Series A Preferred Stock shall be entitled to receive dividends accruing from and after the series A Issuance Date at the rate of $.40 per share per year (a dividend of 5%) (appropriately adjusted for stock splits, reverse stock splits and similar type transactions or occurrences with respect to the Series A Preferred Stock). Dividends shall be paid semi-annually, with the first dividend payment to be made 180 days after the Issuance Date. At the option of the Company, dividends may be paid in Shares of Series A Preferred Stock based upon the Original Series A Issuance Price hereunder.

         (c) Common Stock. The holders of shares of Series A Preferred Stock shall participate with holders of shares of Common Stock on a pro rata basis, based on the number of shares of Common Stock held by each (assuming conversion of all such shares of Series A Preferred Stock into Common Stock on the terms set forth herein), in the receipt of dividends when, as and if declared by the Board of Directors (other than a dividend payable in Common Stock or other securities or rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock), which dividends shall be in addition to and not in lieu of the dividends on shares of Series A Preferred Stock set forth in Section 2(b).

     3. Liquidation Preference.

         (a) Priority. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation legally available for distribution to its stockholders shall be distributed in the following order of priority:

             (i) The holders of shares of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution in such liquidation, dissolution or winding up of any of the assets of the Corporation to the holders of shares of Common Stock or holders of other series of Preferred Stock by reason of their ownership their ownership thereof, an amount per share equal to the greater of (A) the Series A Liquidation Preference, or (B) the amount per share that each holder of shares of Common Stock would be entitled to receive (assuming the conversion of all of the shares of Series A Preferred Stock into Common Stock on the terms set forth herein). If upon the occurrence of any such distribution, the assets of the Corporation thus distributed among the holders of shares of Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets of the Corporation legally available for distribution shall be distributed on a pro rata basis among the holders of shares of Series A Preferred Stock (in proportion to the number of shares of Series A Preferred Stock held by each such holder).

             (ii) After the distributions described in Section 3(a)(i) hereof have been made, the remaining assets of the Corporation, to the extent available, shall be distributed among the holders of shares of Common Stock pro rata based on the number of shares of Common Stock held by each.

         (b) Consolidation, Merger, Etc. A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale, conveyance or disposition of all or substantially all of the assets of the Corporation or the effectuation by the Corporation of a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of, shall each be deemed to be, at the option of the holders of majority of the outstanding shares of Series A Preferred Stock (the "Required Holders"), a liquidation, dissolution or winding up within the meaning of this Section 3. Any such election shall be made within 30 days of the Required Holders' receipt of notice of the same.

         (c) Valuation. Liquidation proceeds shall be payable in cash, unless otherwise elected by the Required Holders. Any securities to be delivered to the stockholders pursuant to a liquidation shall be valued as follows:

             (i) Securities not subject to restrictions on free marketability;

                  (A) If traded on a securities exchange or a national interdealer quotation system such as NASDAQ, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) days prior to the closing;

                  (B) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid prices over the 30-day period ending three (3) days prior to the closing; and

                  (C) If there is no active public market, the value shall be the fair market value thereof, as determined jointly by the Board of Directors and the Required Holders.

             (ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined above in Section 3(c)(i)(A), (B) or (C) hereof to reflect the approximate fair market value thereof, as determined jointly by the Board of Directors and the Required Holders.


     4. Conversion. The holders of shares of Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

         (a) Right to Convert. Subject to the terms and conditions of this
Section 4(a), at any time after the Series A Issuance Date, the Series A Preferred Stock and accrued but unpaid dividends shall be convertible at the option of the holder at a conversion price of $5.00 per share. (The "Series A Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series A Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series A Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

         (b) Mandatory Conversion. At the option of the Company (the "Company Conversion Option"), exercised at any time after 270 days from the Series A Issuance Date, the Series A Preferred Stock shall automatically be converted into Common Stock upon written notice to the holder(s) of such Company's exercise of the option to convert (the "Company's Conversion Notice" ). The number of shares of Common Stock, issuable upon the exercise of the Company Conversion Option shall be based upon a Conversion Price which is equal to 130% of the average Closing Price of the Common Stock for the twenty consecutive trading days immediately preceding the date on which the Company Conversion Notice is given by the

Company; provided, however, that said Conversion Price shall not be less than $3.25 nor greater than $5.00 per share.

         (c) Mechanics of Conversion. Before any holder of shares of Series A Preferred Stock shall be entitled to convert any of such shares into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice by mail, postage prepaid, or hand delivery, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holders of shares of Series A Preferred Stock, or the nominee or nominees of such holders, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering the Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive Common Stock issuable upon such conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such sale of securities.

         (d) Conversion Price Adjustments of Series A Preferred Stock. The Series A Conversion Price shall be subject to adjustment from time to time as follows:

             (i) In the event the Corporation at any time or from time to time after the Series A Issuance Date fixes a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of shares of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into or exercisable for, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Series A Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred Stock shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding on a fully diluted basis.

             (ii) If the number of shares of Common Stock outstanding at any time after the Series A Issuance Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Series A Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred Stock shall be decreased in proportion to such decrease in the aggregate number of outstanding shares of Common Stock.

         (e) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends), securities of the Corporation other than Common Stock or options or rights not referred to in Section 4(c) hereof, then, in each such case for the purpose of this Section 4(d), the holders of shares of Series A Preferred Stock shall be entitled to proportionate share of any such distribution as though they were holders of the number of shares of Common Stock into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of shares of Common Stock entitled to receive such distribution.

         (f) Recapitalization. If at any time or from time to time there shall be a recapitalization of Common Stock or a consolidation, merger, or other business combination of the Corporation with or into any other corporation (other than, with respect to any holder of Series A Preferred Stock, a split subdivision or combination of the outstanding Common Stock or a consolidation, merger or sale of assets or stock transaction provided for in Section 3 hereof, which the Required Holders have elected to treat as a liquidation, dissolution or winding up of the Corporation), provision shall be made so that each holder of shares of Series A Preferred Stock shall thereafter be entitled to receive, upon conversion of the Series A Preferred Stock, the number of shares of stock or other securities or property of the Corporation or otherwise receivable upon such recapitalization or business combination by a holder of the number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such recapitalization or business combination. In any such case, appropriate adjustment shall be made in the application of this Section 4 with respect to the rights of the holders of shares of Series A Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustments of the Series A Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

         (g) No Impairment. The Corporation will not, by amendment of is Certificate of Incorporation or through any reorganization, recapitalization or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of shares of Series A Preferred Stock against impairment.

         (h) No Fractional Shares. No fractional shares shall be issued upon conversion of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share, and there shall be no payment to a holder of shares of Series A Preferred Stock for any such rounded fractional share. Whether or not fractional shares result from such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

         (i) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this
Section 4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of shares of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time or any holder of shares of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment and readjustment, (ii) the Series A Conversion Price, as applicable, at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock, as applicable.

         (j) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of shares of Series A Preferred Stock, at least twenty
(20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

         (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, then in addition to such other remedies as shall be available to the holder of such shares of Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number as shall be sufficient for such purposes.

         (l) Notices. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series A Preferred Stock shall be deemed given when received if delivered via courier or sent by facsimile, by telex, or by United States mail, postage prepaid, and addressed to each holder of record at his, her or its address appearing on the books of the Corporation.

     5. Status of Converted Stock. In the event any shares of shares of Series A Preferred Stock are converted pursuant to Section 4 hereof, the shares so converted shall be canceled, retired and eliminated and shall not be reissued by the Corporation. The Certificate of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.

     6. Voting Rights.

         Each holder of a share of Series A Preferred Stock shall have the right to one vote for each share of such Series A Preferred Stock. The holders of shares of Series A Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of shares of Common Stock, and shall be entitled to notice of any stockholder's meeting in accordance with the Bylaws of the Corporation and applicable law and shall vote, together with the holders of shares of Common Stock (and any other class or series or stock entitled to vote together as one class with the Common Stock), with respect to any question upon which holders of shares of Common Stock have the right to vote, as a single class, including, but not limited to, actions amending the Certificate of Incorporation of the Corporation to increase the number of authorized shares of Common Stock. In addition, the holders of Series A Preferred Stock shall have the right as a class to elect, by majority vote of the class, one member of the Board of Directors of the Corporation.

     IN WITNESS WHEREOF, we have signed this certificate and affirm the truth of the statements contained therein under penalty of perjury this 11th day of December, 1998.

                                       THE MED-DESIGN CORPORATION

                                       By: /s/ James M. Donegan
                                           --------------------------
                                       Name:   James M. Donegan
                                       Title:  President

                                    SERIES A
                       PREFERRED STOCK PURCHASE AGREEMENT

                           THE MED-DESIGN CORPORATION

                                2810 Bunsen Ave.
                            Ventura, California 98003

                                                         As of December 11, 1998


 Becton, Dickinson and Company
 1 Becton Drive
 Franklin Lakes, NJ 07417

     Re: Series A Preferred Stock

Gentlemen:

The Med-Design Corporation (the "Company"), a Delaware corporation, agrees with you as follows:


                                    ARTICLE I
                       PURCHASE, SALE AND TERMS OF SHARES

     1.01 The Preferred Shares. The Company has authorized the issuance, sale and exchange of 300,000 shares (the "Series A Shares") of its authorized but unissued shares of Series A Preferred Stock, $.01 par value (the "Series A Preferred Stock), at a purchase price of $5.00 per share to Becton, Dickinson and Company (the "Series A Purchaser"'). The Series A Preferred Stock is sometimes hereinafter referred to as the "Preferred Stock"; the Series A Shares are sometimes hereinafter referred to as the "Preferred Shares"; and the Series A Purchaser is sometimes hereinafter referred to as the "Purchaser". The designation, rights, preferences and other terms and provisions of the Preferred Stock are set forth in Exhibit 2.02(a) hereto.

     1.02 The Conversion Shares. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of shareholders, a sufficient number of its authorized but unissued shares of Common Stock to satisfy the rights of conversion of the holders of the Preferred Shares. Any shares of Common Stock issuable upon conversion of the Preferred Shares (and such shares when issued) are herein referred to as the "Conversion Shares". The Preferred Shares and Conversion Shares are sometimes collectively referred to as the "Shares".

     1.03 Purchase Price and Closing. The Company agrees to issue, sell and exchange to the Purchaser and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchaser agrees to purchase, 300,000 of the Preferred Shares. The aggregate purchase price of the Preferred Shares being acquired by Purchaser is $1,500,000. The closing of the purchase, sale and exchange of the Preferred Shares to be acquired by the Purchaser and delivery of the purchase price of the Preferred Shares being acquired by Purchaser from the Company under this Agreement shall take place at the offices of the Purchaser, on December 12, 1998, or at such time and date thereafter as the Purchaser and the Company may agree (the "Closing"). At the closing, the Company will deliver to the Purchaser certificates for the Preferred Shares registered in the Purchaser's name, against delivery of a check or checks payable to the order of the Company, or a transfer of funds to the account of the Company by wire transfer, representing the net cash consideration.

     1.04 Representations by the Purchaser.

     (a) Investment Representations. Purchaser represents that it is acquiring the Preferred Shares for its own account (and it will be the sole beneficial owner thereof) and that the Shares are being and will be acquired by it for the purpose of investment and not with a view to distribution or resale thereof except pursuant to registration under the Securities Act or an exemption therefrom. The acquisition by Purchaser of the Preferred Shares acquired by it shall constitute a confirmation of this representation by Purchaser. Purchaser further represents that it understands and agrees that, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 or Rule 144A as promulgated by the Securities Exchange Commission, all certificates evidencing any of the Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

       "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") or applicable state securities laws. These securities have been acquired for investment and not with a view to distribution or resale. These securities may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such shares under the Act and any applicable state securities laws, or the availability, in the opinion of counsel, of an exemption from registration thereunder."

     (b) Access to Information. Purchaser or its representative during the course of this transaction, and prior to the purchase of any Preferred Shares, has had the opportunity to ask questions of and receive answers from management of the Company concerning the terms and conditions of the offering of the Preferred Shares and the additional information, documents, records and books relative to its business, assets, financial condition, results of operations and liabilities (contingent or otherwise) of the Company.

     (c) General Access. Purchaser or its representative has received and read or reviewed, and is familiar with, this Agreement and the other agreements executed or delivered herewith, including the terms of the Preferred Stock, and confirms that all documents, records, and books pertaining to Purchaser's investment in the Company and requested by Purchaser or its representative have been made available or delivered to it.

     (d) Sophistication and Knowledge. Purchaser or its representative has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Preferred Shares. Purchaser can bear the economic risks of this investment and can afford a complete loss of its investment.

     (e) Transfer Restrictions Imposed by Securities Laws. Purchaser understands that: the Shares have not been registered under the Securities Act of 1933 (the "Securities Act") and applicable state securities laws, and therefore, cannot be resold unless they are subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available; Purchaser is and must be purchasing the Preferred Shares for investment for the account of Purchaser and not for the account or benefit of others, and not with any present view toward resale or other distribution thereof. Purchaser agrees not to resell or otherwise dispose of all or any part of the Shares purchased by it, except as permitted by law, including, without limitation, any regulations under the Securities Act and applicable state securities laws; the Company does not have any present intention and is under no obligation to register the Shares under the Securities Act and applicable state securities laws, except as provided in the Registration Rights Agreement between the Company and you; and Rule 144 or Rule 144A under the Securities Act may not be available as a basis for exemption from registration of the Shares thereunder.

     (f) Lack of Liquidity. Purchaser has no present need for liquidity in connection with its purchase of the Preferred Shares.

     (g) Suitability and Investment Objectives. The purchase of the Preferred Shares by Purchaser is consistent with the general investment objectives of the Purchaser. The Purchaser understands that the purchase of the Preferred Shares involves a high degree of risk in view of the fact that, among other things, the Company is a start-up enterprise, and there may be no established market for the Company's capital stock.

     (h) Accredited Investor Status. Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

     1.05 Brokers of Finders. Purchaser represents that no Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by Purchaser or its respective agents.

                                   ARTICLE II
                      CONDITIONS TO PURCHASER'S OBLIGATIONS

     The obligation of Purchaser to purchase and pay for the Preferred Shares to be purchased by it at the Closing is subject to the following conditions (all of which shall be deemed satisfied or waived by the Purchaser at or prior to the Closing in the event all of the transactions contemplated to be effected at the Closing are consummated):

     2.01 Representations and Warranties. Each of the representations and warranties of the Company set forth in Article III hereof shall be true, accurate and correct on the date of the Closing.

     2.02 Documentation at Closing. The Purchaser shall have received prior to or at the Closing all of the following materials, each in form and substance satisfactory to the Purchaser and its special counsel, and each of the following events shall have occurred, and each of the following documents shall have been delivered, prior to or simultaneous with the Closing:

          (a) A copy of the Certificate of Designations and Preferences in the form attached as Exhibit 2.02(a), together with evidence of the filing thereof with the Delaware Secretary of State; a certified copy of the resolutions of the Board of Directors and Stockholders of the Company providing for the approval of
(i) the Amendment to the Articles of Incorporation of the Company in the form attached as Exhibit 2.02(a), and (ii) the approval of this Agreement, the issuance of the Preferred Shares and the Conversion Shares and all other agreements or matters contemplated hereby or executed in connection herewith; a copy of the Certificate of Designations and Preferences certified by the Secretary of the Company to be true, complete and correct in every particular, and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, required to be obtained at or prior to the Closing with respect to this Agreement and the issuance of the Preferred Shares; and a stock certificate issued in the name of the Purchaser evidencing the Preferred Shares.

          (b) A certificate of the Secretary or an Assistant Secretary of the Company which shall certify the names of the officers of the Company authorized to sign this Agreement, the certificates for the Preferred Shares and the other documents, instruments or certificates to be delivered pursuant to this Agreement by the Company or any of its officers, together with the true signatures of such officers.

          (c) A certificate of the President and the Treasurer of the Company stating that the representations and warranties of the Company contained in
Article III hereof and otherwise made by the Company in writing in connection with the transactions contemplated hereby are true, accurate and correct as of the date of the Closing and that all covenants and agreements of the Company contained herein and required to be performed prior to or at the Closing have been performed as of the Closing.

          (d) The Company shall have obtained any consents or waivers necessary to be obtained at or prior to the Closing to execute and deliver this Agreement, the Preferred Shares and the other agreements and instruments executed and delivered by the Company in connection herewith and to carry out the transactions contemplated hereby and thereby, and such consents and waivers shall be in full force and effect at the Closing. All corporate and other action and governmental filings necessary to effectuate the terms of the Agreement, the Preferred Shares and the other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken.

          (e) The Certificate of Designations representing the Preferred Stock shall have been filed in the form set forth in Exhibit 2.02(a) attached hereto.

          (f) The Company and Purchaser shall have executed a License Agreement (the "License Agreement") of even date herewith in form satisfactory to Purchaser.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants as of the Closing as follows:

          3.01 Organization and Standing of the Company. The Company is a duly organized and validly existing corporation and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted and to execute this Agreement and the other Agreements and documents to be executed and delivered by the Company in connection herewith, including without limitation, the License Agreement, and to issue and deliver the Preferred Shares and to issue and deliver the Conversion Shares and to perform its other obligations pursuant hereto and thereto. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased or the nature of the activities conducted by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations or financial condition of the Company.

     3.02 Corporate Action. This Agreement and the other agreements executed and delivered in connection herewith have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The execution and delivery of this Agreement and the other agreements to be executed and delivered in connection herewith and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all required corporation action; the Preferred Shares have been validly issued, are fully paid and nonassessable with no personal liability attaching to the ownership thereof and are free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in this Agreement and the Conversion Shares have, as of the Closing, been duly reserved for issuance upon conversion of the Preferred Shares and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in this Agreement

     3.03 Approvals. Except as set forth on Exhibit 3.03 and except for the filing of any notice prior or subsequent to the Closing that may be required under applicable state and/or Federal securities laws (which, if required, shall be filed on a timely basis), no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, is or will be necessary for, or in connection with, the execution and delivery by the Company of this Agreement for the offer, issue, sale, execution or delivery of the Shares, or for the performance by the Company of its obligations under this Agreement or any agreement executed and delivered by the Company in connection herewith.

     3.04 Securities Act Filings. The Company has made available to Purchaser all filings of the Company under the Securities Exchange Act of 1934 (the "Filings"). The Company represents that filings do not contain any misrepresentations of material fact or omit to state any material fact the inclusion of which is necessary to make the statements therein not misleading. The Company shall timely file all reports and statements required to be filed under the Securities Exchange Act of 1934.

                                   ARTICLE IV
                                  MISCELLANEOUS

     4.00 Right to Elect Director. The Company agrees to use its best efforts to cause a designee of Series A Purchaser to be elected to the Board of Directors of the Company after conversion of the Preferred Shares to Common Stock, at which time the class vote of the Preferred Shares under the Certificate of Incorporation would otherwise terminate.

     4.01 Costs, Expenses and Taxes. Each party shall pay its own costs and expenses in connection with the preparation, execution and delivery of this Agreement and the issuance of the Preferred Shares at the Closing. The Company shall pay the reasonable fees and out-of-pocket expenses of legal counsel, independent public accountants, consultants and other outside experts retained by the Purchaser in connection with any amendment or waiver to this Agreement (initiated by the Company) or the successful enforcement of this Agreement by the Purchaser. In addition, the Company shall pay any and all stamp, or other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of the Shares and the other instruments and documents to be delivered hereunder or thereunder, and agrees to save the Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in the paying or omission to pay such taxes.

     4.02 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein without the prior written consent of the Purchaser.

     4.03 Survival of Representations and Warranties. All representations and warranties made in this Agreement, the Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

     4.04 Prior Agreements. This Agreement, the terms of the Preferred Stock, and the other agreements executed and delivered herewith constitute the entire agreement between the parties and supersedes any prior misunderstandings or agreements concerning the subject matter hereof.

     4.05 Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, and without giving effect to choice of law provisions.

     4.06 Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     4.07 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     4.08 Further Assurances. From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Series B Preferred Stock Purchaser Agreement to be executed as of the date first above written.

                                       THE MED-DESIGN CORPORATION

                                       By:  /s/ James M. Donegan
                                            --------------------------
                                            James M. Donegan

                                       Title: President


                                       BECTON, DICKINSON AND COMPANY

                                      -7-